Exhibit 10.6

October 19, 2007

PROMISSORY NOTE

FOR VALUE RECEIVED, the undersigned (“Debtor”) hereby promises to pay to Imprivata, Inc. or its successor (“Payee”), at such place or places as may be specified by Payee or any holder hereof, in legal tender of the United States of America, the principal amount of $49,999.92 (the “Principal”). The unpaid Principal owed hereunder (the “Outstanding Balance”) shall become due and payable in whole or in part upon any sale by the Debtor of shares of Common Stock, par value $0.001 per share, of the Payee (the “Common Stock”) pursuant to the terms set forth below. In any event, the Outstanding Balance shall be due and payable on October 19, 2012 (the “Repayment Date”). The Debtor shall pay to Payee, within ten (10) days after receipt thereof, the net after-tax proceeds from any sales by the Debtor of shares of the Common Stock of the Payee or its successor held or being acquired at the date hereof, or any successor securities, in reduction of the Outstanding Balance until such time as the Outstanding Balance has been paid in full. For purposes hereof, the term “net after-tax proceeds” means the amount received upon any sale of such shares, less brokerage commissions or underwriting discounts, other expenses of every kind, including documentary, excise and other taxes, if any, directly relating to the sale and an amount equal to the federal, state and local taxes on any gain from such sale (as determined by multiplying the amount of such gain by the combined maximum federal, state and local tax rate applicable to the sale of such shares by the Debtor, taking into account the holding period for such shares and any federal income tax deduction for state and local income taxes).

This Note is subject to the terms of, and the payment hereof is secured by, a certain Pledge Agreement dated as of the date hereof by and between Debtor and Payee (the “Pledge Agreement”).

In case an Event of Default, as defined in the Pledge Agreement, shall occur, the Outstanding Balance may be declared to be due and payable in the manner and with the effect provided in the Pledge Agreement. The Payee shall have (i) full recourse against the Collateral under the Pledge Agreement in connection with the repayment of the Outstanding Balance and (ii) recourse up to the Recourse Amount (as hereinafter defined) against any other assets of the Debtor. The Recourse Amount as of any time shall mean 50% of the Principal amount hereof reduced by 50% of each payment of the Principal made by or on behalf of the Debtor from any source. Unless otherwise directed by the Debtor, all sums paid by the Debtor or otherwise received by Payee on account of sums owing hereunder shall be deemed to reduce the Recourse Amount on a proportionate basis.

Debtor may not prepay any of the Outstanding Balance hereof.

Debtor expressly waives presentment for payment, protest and demand, notice of protest, demand and dishonor and expressly agrees that this Note may be extended from time to time without in any way affecting the liability of Debtor. No delay or omission on the part of Payee in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

This Note may from time to time be extended by Payee, with or without notice to Debtor, and any related right may be waived, exchanged, surrendered or otherwise dealt with, all without affecting the liability of Debtor, in each case in the sole discretion of Payee.

This Note may not be changed, modified or terminated orally, but only by an agreement in writing and signed by the Debtor and Payee. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to conflict of law principles, and shall be binding upon the successors and assigns of Debtor and inure to the benefit of Payee and its successors, endorsees and assigns.

DEBTOR:

/s/ Jeffrey A. Kalowski
Name: Jeffrey A. Kalowski

ACKNOWLEDGED AND AGREED:

IMPRIVATA, INC.:

By:	/s/ Omar Hussain
Name: Omar Hussain
Title: CEO

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PLEDGE AGREEMENT

In consideration of Imprivata, Inc., a Delaware corporation (together with any successor thereto, the “Company”), having made a loan to Jeffrey A. Kalowski (“Borrower”), under the Promissory Note of even date herewith in the principal amount of $49,999.92, and any renewals or extensions thereof made in the sole discretion of the Company (“Note”), Borrower agrees as follows:

Section 1. Pledge. Borrower hereby pledges, assigns and transfers to the Company, and grants to the Company a security interest in, the following property (“Collateral”), to be held by the Company:

(a) The 68,587 shares of Common Stock of the Company (each, together with any successor securities, a “Share”) obtained pursuant to a certain Stock Option Agreement dated as of the date hereof between Borrower and the Company (the “Stock Option Agreement”) and issued to Borrower, or any Permitted Transferee (as that term is defined in the Stock Option Agreement), and any securities owned in respect thereof or in exchange therefor.

(b) All other securities, instruments and other property issued or accepted in substitution for or in addition to any of the foregoing.

(c) All proceeds of any and all of the Collateral.

Section 2. Obligations. This Agreement and the security interest granted hereby secure the payment of all obligations of Borrower to the Company under the Note (“Obligations”), and the Obligations of Borrower under this Agreement, and any and all renewals or extensions thereof. So long as any of the Obligations are outstanding, unless and until Borrower shall be in default hereunder or there shall be any default of any of the Obligations, Borrower shall retain all rights to dividends and distributions and voting rights, if any, with respect to the Collateral. In the event the Obligations shall be in default or in the event that Borrower shall be in default under the terms hereof, the Company may, in its discretion, vote and exercise all of the powers of an owner with respect to any of the relevant Collateral. Without limiting the generality of the other remedies provided herein and in addition thereto, in the event any of the Obligations shall be in default or upon any default by Borrower hereunder, the Company after the occurrence of an Event of Default may take all steps necessary to cause the Collateral to be transferred into the name of the Company, including but not limited to taking steps necessary to comply with restrictions on sale or transfer of the shares constituting such Collateral, and in connection therewith Borrower appoints the Company such Borrower’s attorney-in-fact to execute and deliver such offers, tender offers, certificates, documents or instruments of every nature or description required for the purpose of the transfer of such shares into the name of the Company, or any other person.

If Borrower receives any cash distribution or dividend in respect of any Collateral, Borrower may retain such cash distribution or dividend as his own property unless prior to such receipt an Event of Default has occurred, in which event Borrower shall accept same in trust for the Company, and shall upon request deliver same immediately to the Company in the form received, with Borrower’s endorsement and/or assignment when necessary, to be held by the Company as Collateral.

If Borrower receives any stock certificate or option or deferred compensation right, whether as an addition to, in substitution of, or in exchange for, any Collateral, or otherwise, Borrower shall accept same in trust for the Company, and shall upon request deliver same immediately to the Company in the form received, with Borrower’s endorsement and/or assignment when necessary, to be held by the Company as Collateral.

Borrower is herewith delivering to the Company all certificates or instruments representing or evidencing Collateral in suitable form for transfer or delivery, or accompanied by duly executed instruments of transfer or assignment to be held subject to the preceding paragraph.

Section 3. Stock Option Agreement. Borrower acknowledges that transfer of the Shares is subject to certain restrictions under the Stock Option Agreement. The obligation of the Company to release certificates representing Shares to Borrower or his designee hereunder shall in any event be subject to the requirements of the Stock Option Agreement and, notwithstanding anything in this Agreement to the contrary, the Shares shall remain subject to the Stock Option Agreement at all times to the extent applicable.

Section 4. Representations and Warranties. Borrower represents and warrants to the Company as follows:

(a) Borrower is, and (as to any substitute or additional Collateral) shall be, the sole owner of the Collateral pledged by Borrower, free and clear of any lien, security interest, option or other charge or encumbrance, except for (i) the security interest created by this Agreement, (ii) certain restrictions under the Stock Option Agreement and (iii) restrictions imposed by applicable laws, and, subject to the same exceptions, Borrower has and shall have the right to transfer such Collateral and to grant a security interest therein to the Company as provided in this Agreement.

(b) No effective financing statement or similar notice covering any Collateral pledged by Borrower is or shall be on file in any recording office, and no other pledge or assignment thereof has been made, or shall have been made, other than in favor of the Company, except as the Company may approve.

Section 5. Further Action by Borrower. Borrower shall, at the expense of Borrower, promptly execute and deliver all further notices, instruments and documents, including, without limitation, financing statements, and take all such further action as may be reasonably necessary or reasonably advisable or as the Company at any time may reasonably request, in order to perfect, preserve and protect the security interest granted or purported to be granted hereby or to enable the Company to exercise and enforce such rights, powers and remedies with respect to Collateral.

Section 6. Preservation of Collateral.

(a) The Company shall give to the Collateral the same degree of care and protection which it gives to its own property, provided, however, that the Company shall have no liability to Borrower for any losses, costs, expenses or damages due to any acts or omissions of third parties, or due to any acts of God or other causes beyond its control. The Company shall have no duty to preserve any rights with respect to any Collateral, including, without limitation, rights against prior parties, or to take, or to notify Borrower of the need to take, any action respecting any rights, privileges or options relating to any Collateral. To replace any certificates, however, Borrower shall not be required to supply any bond or other indemnity.

(b) Borrower shall furnish to the Company, promptly upon receipt thereof, copies of all material notices, requests and other documents received by Borrower relating to Collateral unless the same were sent by the Company.

(c) Borrower shall not (i) sell, assign, transfer or otherwise dispose of any Collateral, or create or suffer to exist any lien, security interest, assignment by operation of law or other charge or encumbrance on, or with respect to, any Collateral, except for the security interest created by this Agreement and the rights, remedies and restrictions imposed by the Stock Option Agreement; or (ii) attempt any action prohibited by paragraph (c)(i) of this Section 6. Notwithstanding the foregoing, Borrower may transfer Shares to Permitted Transferees pursuant to the Stock Option Agreement or following the vesting of such Shares provided such transfer is in accordance with the Stock Option Agreement; provided, however, that the Shares so transferred shall remain subject to the security interest created by this Agreement and any such Permitted Transferee(s) shall, as a condition to any transfer, agree to be subject to the provisions of this Agreement.

Section 7. Defaults. A default (an “Event of Default”) shall be deemed to have occurred hereunder if (a) Borrower fails in any material respect to perform any material obligation hereunder, if any material representation or warranty hereunder was untrue in any material respect when made, or if any default or Event of Default by Borrower occurs under the Note or any agreement evidencing, or constituting or granting security for, the Obligations, and (b) the Company gives to Borrower written notice thereof and such default shall not have been cured within fourteen (14) days or such additional time as may be required to effect such cure if diligently pursued.

Section 8. Remedies. Upon and after the occurrence of any Event of Default which is then continuing or which has not been cured within the time period given for such cure:

(a) The Company may exercise its rights with respect to the Collateral, without regard to the existence of any other security or source of payment for Obligations, including without limitation the rights set forth in Section 2, and may demand, sue for collection or make any other compromise or settlement with respect to other rights and remedies provided for herein or otherwise available to it, and the Company shall have all of the rights and remedies of a secured party in Massachusetts under the Uniform Commercial Code.

(b) Except as specifically reserved herein, Borrower waives all suretyship defenses at law and in equity, including waste and impairment of Collateral, and further waives the requirement of any demand and presentment. Twenty-one (21) days’ prior notice to Borrower at the address provided below or at such other address as Borrower shall provide to the Company in writing for such purpose, of the time and place of any public sale of Collateral, or of the time after which any private sale or any other intended disposition is to be made, shall constitute reasonable notification.

(c) The Company is authorized at any such sale (including without limitation any sale to itself or any affiliate of the Company, the same being expressly authorized and contemplated herein), if the Company deems it advisable to do so, in order to comply with any applicable securities laws, to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment, and not with a view to the distribution or resale thereof. Sales made subject to such restriction shall not, solely by reason thereof, be deemed not to have been made in a commercially reasonable manner.

(d) The Company is specifically authorized, with respect to any Collateral that consists of Shares, to acquire such Collateral itself or to transfer such Collateral to any affiliate of the Company at a price equal to: (i) with respect to Unvested Shares, the Repurchase Price (as defined in the Stock Option Agreement), and (ii) with respect to Vested Shares, a per share price equal to the fair market value, reasonably determined by the Board of Directors of the Company. Borrower expressly waives any requirement that the Company conduct a public or private sale with respect to such Shares and agrees that such a disposition is commercially reasonable.

(e) In case of any sale of all or part of the Collateral on credit for future delivery, the Collateral so sold shall be retained by the Company until the purchase price is paid. The Company shall incur no liability in case of the failure of the purchaser to pay for the Collateral as so sold if the Collateral is recovered, or of the failure of the Company to make any sale of Collateral after giving notice thereof, and in case of any such failure, such Collateral may again be sold.

(f) All cash proceeds received by the Company in respect of any sale, collection or other enforcement or disposition of Collateral shall be applied (after deduction of any amounts payable to the Company for reasonable expenses of the sale, collection or disposition of Collateral) against Obligations in such order as the Company shall elect. Upon payment in full of all Obligations, Borrower shall be entitled to the return of all Collateral pledged by him and all proceeds thereof, which have not been used or applied toward the payment of Obligations as herein authorized.

Section 9. Waivers and Remedies. Except as otherwise provided herein or by law, Borrower waives presentment, demand, notice and protest, notice of acceptance of this Agreement, and except as provided in Section 8(b) notice of all action by the Company in reliance hereon. No failure by the Company to exercise, no delay by the Company in exercising, and no single or partial exercise of, any right, remedy or power hereunder or under any other agreement relating to the Obligations or to Collateral shall operate as a waiver thereof, or of any other right, remedy or power at any time. No amendment, modification or waiver of any provision of this Agreement shall be effective unless contained in a writing signed by the Company. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of the Company and Borrower, not only hereunder, but also under any promissory note or notes of Borrower held by the Company, any other agreements of Borrower with the Company and applicable law, are cumulative and may be exercised successively, concurrently or alternatively.

Section 10. Term; Binding Effect. This Agreement shall remain in full force and effect until payment and satisfaction in full of all Obligations, shall be binding upon Borrower and the heirs, legatees, legal representatives and assigns of Borrower, including Permitted Transferees, and shall inure to the benefit of the Company and its successors and assigns. Notwithstanding the foregoing, the Company may terminate this Agreement and release the Collateral, or may accept substitute Collateral, at any time in its sole discretion without in any way affecting the nonrecourse nature of a portion of the Obligations as provided in the Note.

Section 11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to conflict of law principles, except to the extent that the perfection of the security interest granted hereby in respect of any item of Collateral may be governed by the law of another jurisdiction. Unless otherwise defined herein, all words and terms used in this Agreement shall have the meanings provided in the Uniform Commercial Code of the Commonwealth of Massachusetts. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such provision shall be deemed to be modified to comply with applicable law or if not able to be so modified, shall be deemed to be severed from the Agreement, the remaining provisions of which to be valid and enforceable.

Section 12. Signatures. This Agreement may be executed in counterparts.

Section 13. Headings. The captions in this Agreement have been included for reference only and shall not define or limit the provisions hereof.

[SIGNATURE PAGE FOLLOWS]

EXECUTED as of the date set forth below.

Date: October 19, 2007	BORROWER:

/s/ Jeffrey A. Kalowski
Name: Jeffrey A. Kalowski

COMPANY:

IMPRIVATA, INC.:

By:	/s/ Omar Hussain
Name: Omar Hussain
Title: CEO

October 19, 2012

AMENDED AND RESTATED PROMISSORY NOTE

FOR VALUE RECEIVED, the undersigned (“Debtor”) hereby promises to pay to Imprivata, Inc. or its successor (“Payee”), at such place or places as may be specified by Payee or any holder hereof, in legal tender of the United States of America, the principal amount of $49,999.92 (the “Principal”). Reference is hereby made to that certain Promissory Note issued by the Debtor in favor of the Payee with the outstanding principal amount of $49,999.92, dated as of October 19, 2007 (the “Prior Note”). This Amended and Restated Promissory Note (this “Note”) hereby amends and restates in its entirety the Prior Note. The unpaid Principal owed hereunder (the “Outstanding Balance”) shall become due and payable in whole or in part upon any sale by the Debtor of shares of Common Stock, par value $0.001 per share, of the Payee (the “Common Stock”) pursuant to the terms set forth below. In any event, the Outstanding Balance shall be due and payable on the earliest to occur of (i) the date on which Payee’s Board of Directors approves the final form of a Registration Statement on Form S-1 (or any successor thereto) relating to an initial public offering of Payee’s Common Stock and resolves and directs that such registration statement be filed with the Securities and Exchange Commission; (ii) the date on which Debtor shall cease to be an employee, director or consultant of Payee for any reason; or (iii) October 19, 2017 (such earlier date, the “Repayment Date”). The Debtor shall pay to Payee, within ten (10) days after receipt thereof, the net after-tax proceeds from any sales by the Debtor of shares of the Common Stock of the Payee or its successor held or being acquired at the date hereof, or any successor securities, in reduction of the Outstanding Balance until such time as the Outstanding Balance has been paid in full. For purposes hereof, the term “net after-tax proceeds” means the amount received upon any sale of such shares, less brokerage commissions or underwriting discounts, other expenses of every kind, including documentary, excise and other taxes, if any, directly relating to the sale and an amount equal to the federal, state and local taxes on any gain from such sale (as determined by multiplying the amount of such gain by the combined maximum federal, state and local tax rate applicable to the sale of such shares by the Debtor, taking into account the holding period for such shares and any federal income tax deduction for state and local income taxes).

This Note is subject to the terms of, and the payment hereof is secured by, a certain Pledge Agreement dated as of the date hereof by and between Debtor and Payee (the “Pledge Agreement”).

In case an Event of Default, as defined in the Pledge Agreement, shall occur, the Outstanding Balance may be declared to be due and payable in the manner and with the effect provided in the Pledge Agreement. The Payee shall have (i) full recourse against the Collateral under the Pledge Agreement in connection with the repayment of the Outstanding Balance and (ii) recourse up to the Recourse Amount (as hereinafter defined) against any other assets of the Debtor. The Recourse Amount as of any time shall mean 50% of the Principal amount hereof reduced by 50% of each payment of the Principal made by or on behalf of the Debtor from any source. Unless otherwise directed by the Debtor, all sums paid by the Debtor or otherwise received by Payee on account of sums owing hereunder shall be deemed to reduce the Recourse Amount on a proportionate basis.

Debtor may not prepay any of the Outstanding Balance hereof.

Debtor expressly waives presentment for payment, protest and demand, notice of protest, demand and dishonor and expressly agrees that this Note may be extended from time to time without in any way affecting the liability of Debtor. No delay or omission on the part of Payee in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

This Note may from time to time be extended by Payee, with or without notice to Debtor, and any related right may be waived, exchanged, surrendered or otherwise dealt with, all without affecting the liability of Debtor, in each case in the sole discretion of Payee.

This Note may not be changed, modified or terminated orally, but only by an agreement in writing and signed by the Debtor and Payee. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to conflict of law principles, and shall be binding upon the successors and assigns of Debtor and inure to the benefit of Payee and its successors, endorsees and assigns.

DEBTOR:

/s/ Jeffrey A. Kalowski
Name: Jeffrey A. Kalowski

ACKNOWLEDGED AND AGREED:

IMPRIVATA, INC.:

By:	/s/ Omar Hussain
Name: Omar Hussain
Title: CEO

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